UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 30, 2018 (May 29, 2018)

VectoIQ Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38495	82-4151153
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1354 Flagler Drive
Mamaroneck, NY	10543
(Address of principal executive offices)	(Zip code)

(646) 475-8506
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01.  Other Events.

As previously reported in the Current Report on Form 8-K filed by VectoIQ Acquisition Corp. (the “Company”) on May 21, 2018 (the “Initial Form 8-K”), on May 18, 2018, the Company completed its initial public offering (the “IPO”) of 20,000,000 units (“Units”), each Unit consisting of one share of common stock, par value $0.0001 per share (“Common Stock”), and one redeemable warrant (“Warrant”), each Warrant exercisable to purchase one share of Common Stock at an exercise price of $11.50 per share, pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-224351). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $200,000,000.  On May 24, 2018, the underwriters notified the Company of their exercise of the over-allotment option in full and, on May 29, 2018, purchased 3,000,000 additional Units (the “Additional Units”) at $10.00 per Additional Unit upon the closing of the over-allotment option, generating total gross proceeds of $30,000,000.

As previously reported in the Initial Form 8-K, on May 18, 2018, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 800,000 units (“Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $8,000,000. On May 29, 2018, simultaneously with the sale of the Additional Units, the Company consummated the sale of an additional 90,000 Private Units at $10.00 per additional Private Unit (the “Additional Private Units”), generating total gross proceeds of $900,000. The Private Units are identical to the Units except as described in the Initial Form 8-K.  A total of $30,300,000 of the net proceeds from the sale of the Additional Units and the Additional Private Units were deposited in the trust account established for the benefit of the Company’s public stockholders at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee, bringing the aggregate proceeds held in the Trust Account to $232,300,000.

A copy of the press release issued by the Company announcing the full exercise of the underwriters’ over-allotment option is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.                    Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press release dated May 29, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

VECTOIQ ACQUISITION CORP.

By:	/s/ Stephen Girsky
	Name:	Stephen Girsky
	Title:	President and Chief Executive Officer

Date:                  May 30, 2018